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                                                                  Exhibit 10.319

               ST. LOUIS PLAYSCAPES ESCROW AND GUARANTEE AGREEMENT

     This ST. LOUIS PLAYSCAPES ESCROW AND GUARANTEE AGREEMENT is made and entered into as of the _________ day of August, 2004, by and among Manchester Meadows Limited Partnership, a Missouri limited partnership, (hereinafter referred to as "Seller"), Inland Western Town and Country Manchester, L.L.C., a Delaware limited liability company, (hereinafter referred to as "Buyer"), and Chicago Title and Trust Company, (hereinafter referred to as "Escrow Agent") having as its address 171 N. Clark Street, Chicago, Illinois 60601.

                                   WITNESSETH

     WHEREAS, pursuant to that certain Purchase and Sale Agreement dated as of the 13th day of July, 2004 (the "Contract"), Buyer acquired on and as of the date hereof from Seller certain real property commonly known as Manchester Meadows located in Town and Country, Missouri (the "Property"); and

     WHEREAS, Seller has advised Buyer that St. Louis Playscapes ("Playscapes") desires to relocate from the spaces it leases at the Property; and

     WHEREAS, Seller has agreed to deposit with Escrow Agent the sum of Six Hundred Thirty-Six Thousand Five Hundred Sixty-Three Dollars ($636,563.00) (the "Escrow Deposit") with respect to Seller's obligation to pay rent and reimbursable expenses to Buyer in connection with spaces at the Property leased to Playscapes (the "Playscapes Space"); and

     WHEREAS, Escrow Agent is willing to accept the Escrow Deposit and hold and disburse same in accordance with the terms and conditions set forth below.

     NOW, THEREFORE, for and in consideration of the premises hereto, the covenants and agreements hereinafter made, and for Ten and 00/100 Dollars ($10.00) in hand paid to Escrow Agent, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. ESCROW; DEPOSIT. Seller hereby deposits with Escrow Agent, and Escrow Agent hereby acknowledges receipt of the Escrow Deposit. Escrow Agent hereby agrees to deposit the Escrow Deposit into an interest bearing account with a bank, savings and loan institution, money market account, or other depository reasonably satisfactory to Buyer, Seller and Escrow Agent with interest accruing for the benefit of Seller. The federal taxpayer identification of Seller is as follows 43-1643824.

     2. ESCROW DISBURSEMENTS. The Escrow Deposit shall be held in escrow by Escrow Agent subject to the terms and condition of this Agreement and shall be disbursed as hereinafter provided. Commencing on the date that Buyer notifies Escrow Agent that Playscapes has not paid any amounts due pursuant to its lease, and continuing on the first day of each calendar month thereafter for thirty
(30) months, Buyer shall be entitled to receive from the Escrow Deposit, an amount equal to one thirtieth (1/30) of the initial balance-of the Escrow Deposit, which monthly

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payment shall continue until the earlier of (x) the date the Escrow Deposit has been disbursed in full or (y) the date that the Playscapes Space has been leased, all leasing commissions and tenant improvements costs and expenses incurred in connection therewith have been paid in full, the tenant has occupied the space, is open for business, has commenced regularly scheduled monthly rent payments, and a certificate of occupancy has been issued (the "Lease Up Event"). At such time as the Lease Up Event has occurred and Buyer has received all requisite payments due hereunder, the balance of the Escrow Deposit, if any, shall be released to Seller.

     3. LEASING. Seller shall market and lease any space vacated by Playscapes at no expense to Buyer. Seller shall pay all brokerage commissions, tenant build-out and leasing commissions. Buyer shall execute such leases, provided such leases are in conformity with the terms of this Agreement or have otherwise been approved by Buyer, promptly upon Seller's request.

     4. ESCROW ADMINISTRATION. The costs of administration of this Escrow Agreement by Escrow Agent in the sum of Five Hundred and 00/100 Dollars ($500.00) shall be shared equally by Seller and Buyer. This Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, principals, successors and assigns and shall be governed and construed in accordance with the laws of the State of Illinois. No modification, amendment or waiver of the terms hereof shall be valid or effective unless in writing and signed by all of the parties hereto. This Escrow Agreement may be executed in multiple counterpart originals, each of which shall be deemed to be and shall constitute an original. If there is any conflict between the terms of this Escrow Agreement and the terms of the Contract, the terms of this Escrow Agreement shall control.

     5. NOTICES. All notices, requests, consents and other communications hereunder shall be sent to each of the following parties and be in writing and shall either be: (i) delivered by facsimile transmission, or (ii) personally delivered, or (iii) sent by Federal Express or other overnight or same day courier service providing a return receipt, (and shall be effective when received, when refused or when the same cannot be delivered, as evidenced on the return receipt) to the following addresses:

          If to Seller:                 Manchester Meadows Limited Partnership
                                        Attention: Stephen M. Notestine
                                        c/o Quadrant Properties, L.L.C.
                                        16253 Swingley Ridge Road, Suite 220
                                        Chesterfield, Missouri 63017
                                        Telephone: (636) 530-6050
                                        Facsimile: (636) 530-6075

          With a copy to                Christopher M. Blanton
          Seller's Counsel:             The Stolar Partnership LLP
                                        911 Washington Avenue, 7th Floor
                                        St. Louis, Missouri 63101
                                        Telephone: (314) 231-2800
                                        Facsimile: (314) 436-8400

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          With a copy to:               NEBF Investments
                                        Attention: Jeffrey J. Kanne,
                                        Managing Director of Real Estate
                                        1125 15th Street, NW, Suite 401
                                        Washington, DC 20005
                                        Telephone: (202) 496-1267
                                        Facsimile: (202) 467-0903

          With a copy to:               Potts-Dupre, Difede & Hawkins
                                        Attention: James R. Difede
                                        1125 15th Street, NW, Suite 444
                                        Washington, DC 20005

          If to Buyer:                  Inland Real Estate Acquisitions, Inc.
                                        Attention: G. Joseph Cosenza
                                        2901 Butterfield Road
                                        Oak Brook, Illinois 60523
                                        Telephone: (630) 218-4948
                                        Facsimile: (630) 218-4935

          With a copy to:               The Inland Real Estate Group, Inc.
                                        Attn: Dennis K. Holland, Esq.
                                        2901 Butterfield Road
                                        Oak Brook, Illinois 60523
                                        Telephone: (630) 218-8000
                                        Facsimile: (630) 218-4900

          With a copy to                Chicago Title Insurance Company
          Escrow Agent:                 Attention: Nancy Castro
                                        171 North Clark Street
                                        Chicago, Illinois 60601
                                        Telephone: (312) 223-3909
                                        Facsimile: (312) 223-2108

     6. COUNTERPARTS. This Escrow Agreement may be executed in counterparts and shall constitute an agreement binding on all parties notwithstanding that all parties are not signatories of the original or the same counterpart. Furthermore, the signatures from one counterpart may be attached to another to constitute a fully executed original. The Escrow Agreement may be executed by facsimile.

     7. REPORTING. Escrow Agent agrees to deliver to Buyer, on a monthly basis, a copy of the bank statement of account of the Escrow Deposit. Such monthly statements shall be delivered to: Buyer at the above address.

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     IN WITNESS WHEREOF, each of the parties hereto has caused this Escrow
Agreement to be signed and delivered as of the day and year first above written.


BUYER: INLAND WESTERN TOWN AND COUNTRY MANCHESTER, L.L.C., a Delaware limited liability company

                                     By:  Inland Western Retail Real Estate
                                          Trust, Inc., A Maryland corporation,
                                          its sole member


                                          By:     /s/ Debra A Palmer
                                                -------------------------------
                                          Name:   Debra A Palmer
                                                -------------------------------
                                          Title:  Asst Secretary
                                                -------------------------------


SELLER:                              MANCHESTER MEADOWS LIMITED PARTNERSHIP,
                                     a Missouri limited partnership,

                                     By:  MIDLAND TC, INC., a Missouri
                                          corporation, General Partner


                                          By:     /s/ Stephen M. Notestine
                                                -------------------------------
                                          Name:   STEPHEN M. NOTESTINE
                                                -------------------------------
                                          Title:  V.P.
                                                -------------------------------


ESCROW AGENT:                        CHICAGO TITLE AND TRUST COMPANY


                                     By:
                                         -----------------------------------